EXHIBIT 99
Atlantic City Electric Company December 10, 2003 Securitized Products Group

New ABS Lead-Managed Transaction

Computational Materials

Atlantic City Electric Transition Funding LLC,

Issuer of the Transition Bonds

$152,000,000

Transition Bonds, Series 2003-1

Atlantic City Electric Company

Seller and Servicer

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Atlantic City Electric Company December 10, 2003 Securitized Products Group
Atlantic City Electric Transition Funding LLC $152,000,000 Transition Bonds, Series 2003-1 Transaction Highlights
Anticipated Transition Bond Structure

Class	Size ($MM)	Tranche Type	Expected Ratings (Moody's/S&P/Fitch)	Fixed/ Floating	Expected Average Life (Years)	Payment Window (Mo/Yr)	Scheduled Final	Legal Final
A	152.0	Single Class	Aaa/AAA/AAA	Fixed	8.39	10/04-10/18	10/20/18	10/20/20

Issuer	Atlantic City Electric Transition Funding LLC
Seller / Servicer	Atlantic City Electric Company ("ACE")
Trustee	Bank of New York
Lead Manager	Morgan Stanley
Co-Managers	Banc of America Securities, Banc One Capital Markets, Credit Suisse First Boston, Fleet Securities, SunTrust Capital Markets, and Wachovia Securities
Financial Advisor to the BPU	Bear, Stearns & Co. Inc.
Expected Pricing	Week of December 15, 2003
Expected Settlement	December 23, 2003
Interest/Principal Payments	Quarterly on the 20th day of January, April, July and October
First Interest/Principal Payment	October 20, 2004
Day Count Basis	30/360

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

2

Atlantic City Electric Company December 10, 2003 Securitized Products Group
Credit Enhancement	1.

Mandatory true-up mechanism: enables Transition Bond Charges ("TBCs") to be adjusted to cover scheduled debt service, pay expenses, fund the overcollateralization subaccount and replenish the capital subaccount

	2.	Capital subaccount: upfront deposit of 0.5% of initial aggregate principal balance, corresponding to $760,000
	3.	Overcollateralization subaccount: 0.5% of initial aggregate principal balance, initially $0 and funded ratably over life of Transition Bonds to reach an aggregate balance of $760,000
4.

Reserve subaccount: any collections in excess of the amounts necessary to pay fees and expenses, scheduled interest and principal, and fund the capital subaccount and the overcollateralization subaccount to its required levels

True-Up Adjustments	Frequency	Period
	Yearly Quarterly	October 2004 - October 2017 October 2017 - October 2018

The BPU order also gives ACE, as servicer, the ability to apply for quarterly true-ups over the life of the transaction, and to file for monthly true-ups beginning two years before the expected maturity of the last class of transition bonds

Optional non-routine true-ups are also allowed to modify the true-up methodology to more accurately project and generate adequate revenues

Optional Clean-up Call	5% of initial total principal balance
ERISA Eligibility	Subject to applicable ERISA exemptions
Min. Denomination	$1,000
Use of Proceeds	Refinance or retire a portion of its debt or equity, or both

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

3

Atlantic City Electric Company December 10, 2003 Securitized Products Group
Scheduled Amortization Projected Securitization Bond Amortization Schedule and Decrement Table to Maturity

Payment Date	Class A ($)	Class A (%)
12/23/03	152,000,000	100
10/20/04	145,903,610	96
01/20/05	143,669,386	95
04/20/05	141,976,053	93
07/20/05	140,516,241	92
10/20/05	138,285,567	91
01/20/06	136,387,712	90
04/20/06	134,491,528	88
07/20/06	132,812,230	87
10/20/06	130,320,004	86
01/20/07	128,280,622	84
04/20/07	126,307,789	83
07/20/07	124,551,960	82
10/20/07	121,978,874	80
01/20/08	119,847,123	79
04/20/08	117,778,485	77
07/20/08	115,925,054	76
10/20/08	113,245,843	75
01/20/09	111,128,223	73
04/20/09	109,015,710	72
07/20/09	106,879,475	70
10/20/09	104,105,555	68
01/20/10	101,747,941	67
04/20/10	99,528,704	65
07/20/10	97,343,816	64
10/20/10	94,531,644	62
01/20/11	92,083,936	61
04/20/11	89,747,304	59
07/20/11	87,442,682	58
10/20/11	84,508,201	56
01/20/12	81,942,456	54

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

4

Atlantic City Electric Company December 10, 2003 Securitized Products Group

04/20/12	79,489,329	52
07/20/12	77,066,975	51
10/20/12	74,013,534	49
01/20/13	71,326,827	47
04/20/13	68,751,019	45
07/20/13	66,204,554	44
10/20/13	63,025,554	41
01/20/14	60,211,908	40
04/20/14	57,507,731	38
07/20/14	54,831,416	36
10/20/14	51,521,067	34
01/20/15	48,574,547	32
04/20/15	45,735,957	30
07/20/15	42,923,677	28
10/20/15	39,475,793	26
01/20/16	36,390,150	24
04/20/16	33,410,830	22
07/20/16	30,456,195	20
10/20/16	26,864,311	18
01/20/17	23,633,006	16
04/20/17	20,506,341	13
07/20/17	17,402,659	11
10/20/17	13,660,007	9
01/20/18	10,303,847	7
04/20/18	7,065,725	5
07/20/18	3,849,252	3
10/20/18	-	0

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

5

Atlantic City Electric Company December 10, 2003 Securitized Products Group
Average Life Sensitivity

The following table highlights the sensitivity of the average life (in years) of Class A tranche to decreases in forecasted energy consumption. There can be no assurance that the weighted average life of the transition bonds will be as shown in this table.

	Targeted	Annual Declines in Forecasted Energy Consumption
Class	Avg. Life	(5)%	(10)%	(15)%
A	8.39	8.39	8.43	8.51

For the purposes of preparing this table, we have assumed, among other things, that:
•	The Series 2003-1 bonds are issued on December 23, 2003
•	Payments on the Series 2003-1 bonds are made on each payment date, commencing on October 20, 2004
•

The aggregate per annum servicing fee for the Series 2002-1 bonds and the Series 2003-1 bonds equals 0.10% of the aggregate initial principal balance of the Series 2002-1 bonds and the Series 2003-1 bonds, payable monthly

•	There are no net earnings on amounts on deposit in the collection account
•

Per annum operating expenses for the Series 2003-1 bonds and the Series 2002-1 bonds, including all fees, costs and charges of the issuer, the trustee, the administrator and the independent managers, equals $400,000 in the aggregate, accruing in 12 equal monthly payments

•	All transition bond charge collections are received in accordance with ACE's forecasts and deposited in the collection account
•

The forecast error stays constant over the life of the transition bonds and is equal to 5%, 10% or 15% below the initial forecasted energy consumption each year as stated in the table above. The servicer will true up the transition bond charge so as to ensure the billing of transition bond charges necessary

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

6

Atlantic City Electric Company December 10, 2003 Securitized Products Group

to generate the collection of amounts sufficient to (a) pay ongoing fees and expenses, (b) timely provide for all scheduled payments of principal and interest, (c) fund the capital and overcollateralization subaccounts to their required levels, and (d) return, if necessary, the reserve subaccount to a zero balance by the related payment date

•	Periodic annual standard true-ups occur on a transaction year basis
•	Quarterly standard true-ups occur one year before the expected final payment date of the Series 2003-1 bonds
•	No nonstandard true-ups have been modeled
•	No optional redemption has been exercised

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